UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 7, 2007

MERUELO MADDUX PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0001-33262 (Commission File Number)	20-5398955 (I.R.S. Employer Identification Number)

761 Terminal Street Building 1, Second Floor Los Angeles, California (Address of principal executive offices)	90021 (Zip Code)

(213) 291-2800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.02 Results of Operations and Financial Condition
ITEM 9.01 Financial Statements and Exhibits

SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Section 2	Financial Information

Item 2.02	Results of Operations and Financial Condition

On November 7, 2007, Meruelo Maddux Properties, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter of 2007. That press release referred to certain supplemental information that is available on the Company's website, free of charge, at www.meruelomaddux.com. The text of the press release and the supplemental information are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated as November 7, 2007.
99.2	Meruelo Maddux Properties, Inc. Supplemental Information for the Quarter Ended September 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/	Fred Skaggs
Fred Skaggs
Chief Financial Officer

Dated:                      November 7, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated as November 7, 2007.
99.2	Meruelo Maddux Properties, Inc. Supplemental Information for the Quarter Ended September 30, 2007.